Exhibit 32.2
Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002
In connection with the Quarterly Report of Bonanza Creek Energy, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott A. Fenoglio, Senior Vice President, Finance & Planning and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 9, 2016

/s/ Scott A. Fenoglio
Scott A. Fenoglio
Senior Vice President, Finance & Planning and Principal Financial Officer